VERSUM MATERIALS EARNINGS CONFERENCE CALL: Fourth Quarter & Full Fiscal Year 2016 December 1, 2016 – 11:00 A.M. Eastern

FORWARD-LOOKING STATEMENTS This presentation contains certain statements regarding future actions, results and other matters which are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and similar expressions identify these forward-looking statements, which speak only as of the date the statements were made. Forward-looking statements include, without limitation, statements about business strategies, operating plans, and outlook for Versum Materials, our growth prospects, expectations as to future sales, operating income or Adjusted EBITDA, estimates regarding capital requirements and needs for additional financing, estimates of expenses and cost reduction efforts, future revenues and profitability, our future operating results on a segment basis, anticipated cash flows, estimates of the size of the market for our products, estimates of the success of other competing technologies that may become available, and our future success as an independent public company. These forward-looking statements are based on management’s reasonable expectations and assumptions as of the date of this presentation. Actual results and the outcomes of future events may differ materially from the those expressed or implied in the forward-looking statements because of a number of risks and uncertainties, including, without limitation, weakening of global or regional general economic and business conditions that could decrease the demand for our goods and services; our ability to continue technological innovation to meet the evolving needs of our customers; future financial and operating performance of major customers; unanticipated contract terminations or customer cancellations of sales; the impact of competitive products and pricing; unexpected changes in raw material supply and markets; our failure to successfully develop and market new products and optimally manage product life cycles; our inability to protect and enforce intellectual property rights; our failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disaster; increased competition; changes in relationships with our significant customers and suppliers; unanticipated business disruptions; our ability to predict, identify and interpret changes in consumer preferences and demand; uncertainty regarding the availability of financing to us in the future and the terms of such financing; disruptions in our information technology networks and systems; unexpected safety or manufacturing issues; costs and outcomes of litigation or regulatory investigations; the impact of management and organizational changes; the success of productivity and operational improvement programs; the timing, impact, and other uncertainties of future acquisitions or divestitures; the impact of changes in environmental, tax or other legislation and regulations in jurisdictions in which Versum Materials and its affiliates operate; and uncertainties related to our ability to contain costs and realize the anticipated benefits of the completed spin-off from Air Products. These and other important factors that could cause actual results or events to differ materially from those expressed in our forward-looking statements are described in our filings with the U.S. Securities and Exchange Commission, including our Form 10 Registration Statement, as amended, and our periodic filings. Versum Materials disclaims any obligation or undertaking to disseminate any updates or revisions to the outlook and any forward- looking statements contained in this document to reflect any change in assumptions, beliefs or expectations, or any change in circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation contains certain “Non-GAAP financial measures.” Please refer to the Appendix for definitions of the non-GAAP financial measures used herein and for a reconciliation of those non-GAAP financial measures to their most comparable GAAP measures.

AGENDA  Business Review: Guillermo Novo, President & CEO  Financial Overview and Guidance: George Bitto, SVP & CFO  Summary: Guillermo Novo, President & CEO 3 Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

VERSUM MATERIALS INVESTMENT HIGHLIGHTS Solid growth High margins Low capital intensity Strong cash flow 4 BEST IN CLASS ELECTRONIC MATERIALS COMPANY  Leadership positions in a profitable and complex semiconductor materials industry Strong technology, commercial and operations capabilities     Compelling growth platforms with sustainable competitive advantage Strong financial performance and cash flow generation Experienced management team with proven track record Global infrastructure 

BUSINESS REVIEW

6 FISCAL YEAR 2016 IN REVIEW VERSUM BUSINESS ACHIEVEMENTS  Transitioned Operating Structure to Business from Functional     Delivered Strong Financial Performance Completed Successful Spin-off Improved Safety Track Record  Expanded capacity and increased productivity  Initiated Stand-alone Restructuring Activities Built Robust Innovation Pipeline

7 VERSUM SAFETY PERFORMANCE EMPLOYEE RECORDABLE FREQUENCY 0.54 0.96 0.77 0.91 0.48 0.42 0.00 0.20 0.40 0.60 0.80 1.00 1.20 FY11 FY12 FY13 FY14 FY15 FY16

FINANCIAL HIGHLIGHTS FOURTH QUARTER AND FISCAL FULL YEAR 2016 PERFORMANCE AND DRIVERS (In millions, except percentages) FYQ416 FYQ415 % change FY16 FY15 % change Sales 248.4 232.4 7% 970.1 1,009.3 (4)% Gross Margin 44% 40% 400 bps 44% 39% 500 bps Operating Income 63.0 47.9 32% 278.9 222.0 26% Net Income 45.2 43.2 5% 212.0 184.1 15% Adjusted EBITDA 78.0 69.8 12% 326.9 301.5 8% Adjusted EBITDA Margin 31% 30% 100 bps 34% 30% 400 bps  Fourth Quarter: Adjusted EBITDA margin of 31%, up 1%  Sales higher due to strong DS&S and AM volumes, offset by lower volumes in certain PM products  Adjusted EBITDA up due to cost productivity, strong sales and favorable price/mix  Fiscal Year: Adjusted EBITDA margin of 34%, up 4%  Sales down due to lower DS&S turnkey volumes, product line exits and currency, partially offset by price/mix  Adjusted EBITDA up on favorable price/mix and cost improvements, offset by lower volumes 8 AM: Advanced Materials; PM: Process Materials; DS&S: Delivery Systems & Services NOTES: Based on carveout financials Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

2016 MARKET FUNDAMENTALS

SEMICONDUCTOR TRENDS



Drivers for Innovation and Use
N10 & BELOW ADVANCED LOGIC
MEMORY
INTERNET OF THINGS
NEW CHINA FABS & EXPANSIONS

- Advanced logic focused on start-up of next generation node (i.e., 10nm)
- Robust demand for solid state drives accelerating VNAND production
- Equipment capex from new fabs and expansion pulled forward for both logic and VNAND devices
- IoT and Automotive applications driving sustainability of legacy nodes

Subject	FYQ416	FYQ415	% change		FY16	FY15	% change
GDP (CY)	n/a	n/a	n/a		n/a	n/a	2.5%
MSI (FY)	2730	2591	5.4%		10478	10480	-
Wafer Fab Equip Spend (FY)	$9.3 B	$8.3 B	11.4%		$31.9 B	$32.1 B	(0.5%)

SOURCE: Semi, Gartner (Q4FY16E), IMF (April 2016) and Versum estimates

VERSUM MATERIALS

IoT: Internet of Things; VNAND: Vertical NAND ; MSI: Millions of Square Inches

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MATERIALS SEGMENT FOURTH QUARTER AND FISCAL FULL YEAR 2016 PERFORMANCE AND DRIVERS (In millions, except percentages) FYQ416 FYQ415 % change FY16 FY15 % change Sales 192.9 192.8 - % 756.7 743.4 2% Operating Income 57.3 55.1 4% 252.3 213.7 18% Adjusted EBITDA 69.1 67.6 2% 296.9 262.8 13% Adjusted EBITDA Margin 35.8% 35.1% 70 bps 39.2% 35.4% 380 bps  In weaker industry demand environment, solid performance driven largely by memory  AM strong volumes from legacy and new node participation  PM lower volumes from exited businesses and lower spot sales  Positive price/mix and Improved operational productivity offsetting higher stand-up costs 10 NOTES: Based on carveout financials Full Year Overview: Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

DELIVERY SYSTEMS & SERVICES FOURTH QUARTER AND FISCAL FULL YEAR 2016 PERFORMANCE AND DRIVERS (In millions, except percentages) FYQ416 FYQ415 % change FY16 FY15 % change Sales 55.5 39.6 40% 213.4 265.9 (20)% Operating Income 13.3 4.9 171% 50.8 49.1 3% Adjusted EBITDA 13.9 7.1 96% 52.9 57.4 (8)% Adjusted EBITDA Margin 25.0% 17.9% 710 bps 24.8% 21.6% 320 bps 11 NOTES: Based on carveout financials  Reduced level of lower margin turnkey projects and product line exists  Strong equipment and services volumes at foundry customers and positive product mix  Improved operating cost performance  Accelerating industry wafer equipment spending from technology, fab expansions and new fabs Full Year Overview: Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

FINANCIAL UPDATE

REPORTED INCOME STATEMENT FOURTH QUARTER AND FISCAL FULL YEAR 2016 13 (In Millions) Q4 FY16 Q4 FY15 % change FY16 FY15 % change Sales 248.4 232.4 7% 970.1 1,009.3 (4)% Cost of Sales 138.7 139.7 (1)% 539.5 616.5 (12)% Selling and administrative 33.2 26.6 25% 109.8 109.6 - % Research and development 11.5 11.7 (2)% 43.9 40.7 8% Operating Income 63.0 47.9 32% 278.9 222.0 26% Separation, restructuring and cost reduction actions 2.5 7.1 (65)% 0.9 21.6 (96)% Adjusted EBITDA 78.0 69.8 12% 326.9 301.5 8% Net Income Attributable to Versum 45.2 43.2 5% 212.0 184.1 15% NOTES: Based on carveout financials Sales Versum Total FYQ416 Versum Total FY16 Materials FYQ416 Materials FY16 Delivery Systems and Services FYQ416 Delivery Systems and Services FY16 Volume 7% (5)% -% -% 42% (19)% Price/Mix -% 3% (1)% 3% —% —% Currency -% (2)% 1% (1)% (2)% (1)% Total Change 7% (4)% -% 2% (40)% (20)% Major Factors Impacting Sales Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

ESTIMATED CASH FLOW NET DEBT TO ADJ EBITDA (In millions, except debt multiple) FY2016 Debt Term Loan 575 Senior Notes 425 Total Debt 1,000 Less Cash 106 Net Debt 894 2016 ADJ EBITDA 327 Net Debt/Adjusted EBITDA (x) 2.7x (In millions) FY2016 Total Adjusted EBITDA $327 Working Capital (7) Estimated Cash Taxes (54) Cash Interest & Principal Repayment (49) Less Working Capital, Cash Taxes and Interest $217 Capital Expenditures (36) Cash Flow $181 CASH GENERATION AND LEVERAGE FISCAL YEAR 2016 BASIS 14 NOTES: FY16 EBITDA and capital spending based on carve-out unaudited financials. Working capital is estimated change in accounts receivable, inventory and accounts payables for FY16. Interest and principal repayment reflect forward estimates on $1B debt financing closed September 30, 2016. Estimated cash taxes based on 23% cash tax rate, which management believes will be consistent with current tax position on a stand-alone basis. Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

CALENDAR YEAR % CHANGE GLOBAL GDP 2.7% – 3.0% GLOBAL MSI 2% – 6% WAFER FAB EQUIPMENT 5% – 9% SOURCE: Linx/Hilltop Economics, Gartner, Versum estimates FINANCIAL OUTLOOK NOTES: 2016 Actual reflects carveout financials and includes $3 million of Adjusted EBITDA for businesses remaining with APD. 2017 guidance includes approximately $10 million of transition costs; Adj EBITDA excludes estimated one time restructuring costs of $20 - $25mm. 2017 D&A estimate of $50MM; cash and book tax rate in range of 20 – 25%, capital spending includes $35-40 of stand-up capital 2017 FISCAL YEAR FINANCIAL OUTLOOK 15 MARKET DRIVERS:  Continued strong VNAND demand  Acceleration of advanced logic devices  Logic and memory drive continued new fab expansions BUSINESS DRIVERS:  Volume growth from new products, capacity expansions and increased equipment sales  Continued cost optimization  Maintain margins ASSUMPTIONS FOR GROWTH OUTLOOK Reconciliation of net income to our 2017 outlook for adjusted EBITDA is not provided. See Appendix for more information. (In millions) FISCAL 2016 ACTUAL 2017 OUTLOOK SALES $970 $990 – $1,050 ADJ EBITDA $327 $330 – $350 Capital Expenditures $36 $75 – $85

SUMMARY

SEMICONDUCTOR MARKET OUTLOOK

2017 TREND EXPECTATIONS

Drivers for Innovation and Use


N10 & BELOW ADVANC ED LOGIC
MEMOR Y
INTERNE T OF THINGS
NEW CHINA FABS & EXPANSI ONS

- Advanced logic benefits as 10nm moves from qualification into production
- VNAND production accelerates as additional flash manufacturers ramp
- DRAM shows signs of recovery
- Equipment capex remains robust as leading edge logic, VNAND and China investments continue
- IoT and automotive applications drive demand for legacy nodes

Unit Shipments	2016E	2017E	2018E
Smartphones	6.2%	6.6%	5.3%
Servers	3.2%	4.1%	4.1%
PCs	(8.2%)	1.8%	2.4%
Solid-State Drives	34%	25%	21%
IoT (MCU)	4.5%	5.0%	7.1%

NOTE: Gartner and Versum estimates; top 5 products shipments represent ~50% of semi consumption

5 Strongest End Markets

- Smartphones
- Servers
- PC (returns to growth)
- Solid State Drives
- IoT

VERSUM MATERIALS

VNAND: Vertical NAND; DRAM: Dynamic Random Access Memory; IoT: Internet of Things; MCU: Micro Controller Units

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18 2017 PRIORITIES DRIVING OPERATIONAL EXCELLENCE AND FINANCIAL EXECUTION AS A STAND-ALONE COMPANY APD TSA: Air Products and Chemicals Transition Service Agreements; VSM: Versum Stand-Alone Activities  Transition Fully to Stand-Alone • Move from APD TSA to VSM stand-alone managed cost structure • Robust Reporting and Governance processes • Investor Engagement • Implement enterprise resource planning (ERP) system  Deliver on 2017 Fiscal Year Financial Targets  Drive Innovation to capture market share on next generation nodes  Strengthen front line commercial and technical capabilities  Optimize Cash Flow generation to fund value enhancing organic and inorganic investments  Complete debottlenecking and capacity expansions in Materials segment  Continue to optimize our global supply network  Increase operating productivity and yield  Expand our Quality and Reliability capabilities Productivity Growth  Customer Focus – Strengthened capabilities to collaborate and create value for customers  Accountability – Increased alignment of compensation to direct business level performance Culture

VERSUM MATERIALS INVESTMENT HIGHLIGHTS Solid growth High margins Low capital intensity Strong cash flow 19 BEST IN CLASS ELECTRONIC MATERIALS COMPANY  Leadership positions in a profitable and complex semiconductor materials industry Strong technology, commercial and operations capabilities     Compelling growth platforms with sustainable competitive advantage Strong financial performance and cash flow generation Experienced management team with proven track record Global infrastructure 

APPENDICES

21 REVENUES BY BUSINESS & REGION FISCAL YEARS 2014 - 2016 Year Ended September 30, 2016 2015 2014 Sales to External Customers (by Origin) (In millions) United States $ 349.4 $ 361.3 $ 330.3 Taiwan 230.8 236.3 228.0 South Korea 217.2 220.3 184.3 China 53.8 70.9 76.9 Europe 57.8 69.2 70.3 Asia, excluding China, Taiwan, and South Korea 61.1 51.3 52.7 Total $ 970.1 $ 1,009.3 $ 942.5 Geographic Information Year Ended September 30, 2016 2015 2014 (In millions) Materials Process Materials $ 387.4 $ 387.3 $ 321.8 Advanced Materials 369.3 356.1 318.2 DS&S Equipment and Installations 150.8 208.3 244.1 Site Services 62.6 57.6 58.4 Total $ 970.1 $ 1,009.3 $ 942.5 Sales by Product Group

22 CONSOLIDATED INCOME STATEMENT Q1 – Q4 FISCAL YEAR 2016 For the Quarter Ended December 31, 2015 March 31, 2016 June 30, 2016 September 30, 2016 Total (In millions) Sales $ 245.5 $ 233.5 $ 242.7 $ 248.4 $ 970.1 Cost of sales 132.4 132.5 135.9 138.7 539.5 Selling and administrative 23.6 25.7 27.3 33.2 109.8 Research and development 10.9 10.2 11.3 11.5 43.9 Business separation, restructuring and cost reduction actions (0.9) (1.8) 1.1 2.5 0.9 Other income (expense), net 1.1 1.0 0.3 0.5 2.9 Operating Income 80.6 67.9 67.4 63.0 278.9 Equity affiliates’ income 0.2 — — — 0.2 Interest expense — — — 0.4 0.4 Income Before Taxes 80.8 67.9 67.4 62.6 278.7 Income tax provision 13.4 12.2 17.6 15.6 58.8 Net Income 67.4 55.7 49.8 47.0 219.9 Less: Net Income Attributable to Non-controlling Interests 2.2 1.9 2.0 1.8 7.9 Net Income Attributable to Versum $ 65.2 $ 53.8 $ 47.8 $ 45.2 $ 212.0

23 CONSOLIDATED AND SEGMENT SALES MAJOR FACTORS THREE MONTHS AND FULL FISCAL YEAR 2015 AND 2016 Three Months Ended September 30, 2016 Year Ended September 30, 2016 Sales Underlying business Volume 7% (5)% Price/Mix — % 3 % Currency — % (2)% Versum Materials Sales Change 7% (4)% Three Months Ended September 30, 2016 Year Ended September 30, 2016 Sales Underlying business Volume — % — % Price/Mix — % 3 % Currency 1% (1)% Materials Sales Change 1% 2 % Three Months Ended September 30, 2016 Year Ended September 30, 2016 Sales Underlying business Volume 42% (19)% Price/Mix — % — % Currency (2)% (1)% DS&S Sales Change 40% (20)% Versum Materials Total Materials Segment DS&S Segment

RECONCILIATIONS Non-GAAP Financial Measures This presentation includes “non-GAAP financial measures,” including Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted EBITDA margin, Segment Adjusted EBITDA margin, net debt and estimated cash flow. We define Adjusted EBITDA as net income excluding certain disclosed items which we do not believe to be indicative of underlying business trends, including interest expense, income tax provision, depreciation and amortization expense, non-controlling interests, and business separation, restructuring and cost reduction actions. Versum Materials defines Segment Adjusted EBITDA as segment operating income excluding segment depreciation and amortization expense, and equity affiliates’ income. Adjusted EBITDA margin and Segment Adjusted EBITDA margin are calculated by dividing Adjusted EBITDA and Segment Adjusted EBITDA, respectively, by sales. In the Appendix to this presentation, Versum Materials has provided reconciliations of net income to Adjusted EBITDA and of segment operating income (loss) to Segment Adjusted EBITDA, in each case the most directly comparable GAAP financial measure. We encourage investors to read these reconciliations. Our presentation of estimated cash flow is defined as Adjusted EBITDA, less capital expenditures, working capital, cash taxes and cash Interest and principal repayment. Management believes that estimated cash flow is meaningful to investors because it is an indication of the strength of the company and its ability to generate cash. However, a limitation of estimated cash flow is that it does not represent the total increase or decrease in cash during the period. Estimated cash flow is not intended to be an alternative to cash flows from operating activities as a measure of liquidity. In addition, the term “cash flow” does not have a standardized meaning. Therefore, other companies may use the same or a similarly named measure but exclude different items or use different computations, which may provide investors a comparable view of our performance in relation to other companies.

RECONCILIATIONS Non-GAAP Financial Measures (continued) The presentation of these non-GAAP financial measures is intended to enhance the usefulness of financial information by providing measures which management uses internally to evaluate operating performance. We use these non-GAAP measures to assess our operating performance by excluding certain disclosed items that we believe are not representative of our underlying business. We use Adjusted EBITDA to calculate performance-based cash bonuses and determine whether certain performance-based options and restricted stock units vest (as such bonuses, options and restricted stock units are tied to Adjusted EBITDA). We use Segment Adjusted EBITDA as the primary measure used by our chief operating decision maker to evaluate the ongoing performance of our business segments. We believe non-GAAP financial measures provide investors with meaningful information to understand our underlying operating results and to analyze financial and business trends. These non-GAAP financial measures should not be viewed in isolation, are not a substitute for GAAP measures, and have limitations which include but are not limited to the following: (a) Adjusted EBITDA excludes expenses related to business separation, restructuring and cost reduction actions which we do not consider to be representative of our underlying business operations, however, these disclosed items represent costs to Versum; (b) Adjusted EBITDA is not intended to be a measure for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements; (c) though not business operating costs, interest expense and income tax provision represent ongoing costs of Versum; (d) depreciation, amortization, and impairment charges represent the wear and tear or reduction in value of the plant, equipment, and intangible assets which permit us to manufacture and market our products; and (e) other companies may define non-GAAP measures differently than we do, limiting their usefulness as comparative measures. A reader may find any one or all of these items important in evaluating our performance. Management compensates for the limitations of using non-GAAP financial measures by using them only to supplement our GAAP results and to provide a more complete understanding of the factors and trends affecting our business. In evaluating these non-GAAP financial measures, the reader should be aware that we may incur expenses similar to those eliminated in this presentation in the future. A reconciliation of net income to Adjusted EBITDA as forecasted for 2017 is not provided. Versum Materials does not forecast net income as it cannot, without unreasonable effort, estimate or predict with certainty various components of net income. These components include additional costs associated with the separation from Air Products, further restructuring and other income or charges incurred in 2017 as well as the related tax impacts of these items. Additionally, discrete tax items could drive variability in our forecasted effective tax rate. All of these components could significantly impact net income. Further, in the future, other items with similar characteristics to those currently included in Adjusted EBITDA that have a similar impact on comparability of periods, and which are not known at this time, may exist and impact Adjusted EBITDA.

REPORTED NET INCOME TO ADJUSTED EBITDA FOURTH QUARTER AND FISCAL FULL YEAR 26 Three Months Ended September 30, Year Ended September 30, 2016 2015 % Change 2016 2015 % Change (In millions, except percentages) Net Income Attributable to Versum $ 45.2 $ 43.2 5% $ 212.0 $ 184.1 15 % Add: Interest expense 0.4 — 100% 0.4 0.1 300 % Add: Income tax provision 15.6 3.6 333% 58.8 31.7 85 % Add: Depreciation and amortization 12.5 14.5 (14) % 46.9 56.9 (18) % Add: Non-controlling interests 1.8 1.4 29% 7.9 7.1 11 % Add: Business separation, restructuring and cost reduction actions 2.5 7.1 (65) % 0.9 21.6 (96) % Adjusted EBITDA $ 78.0 $ 69.8 12% $ 326.9 $ 301.5 8 % Net Income Margin 18.2% 18.6% 21.9% 18.2 % Adjusted EBITDA Margin 31.4% 30.0% 33.7% 29.9%

27 SALES BY SEGMENT FISCAL QUARTERS FOR 2015 AND 2016

SEGMENT OPERATING INCOME TO ADJUSTED EBITDA

QUARTER AND FISCAL FULL YEAR

	For the Quarter Ended					For the Quarter Ended				
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	Total	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	Total
	(In millions, except percentages)					(In millions, except percentages)				
Materials										
Operating income	$ 68.5	$ 60.1	$ 66.4	$ 57.3	$ 252.3	$ 42.7	$ 53.0	$ 62.9	$ 55.1	$ 213.7
Add: Depreciation and amortization	10.9	10.5	11.2	11.8	44.4	13.4	11.3	11.2	12.2	48.1
Add: Equity affiliates' income	0.2	—	—	—	0.2	0.4	0.3	—	0.3	1.0
Segment Adjusted EBITDA	$ 79.6	$ 70.6	$ 77.6	$ 69.1	$ 296.9	$ 56.5	$ 64.6	$ 74.1	$ 67.6	$ 262.8
Segment Adjusted EBITDA margin[A]	42.2%	38.9%	40.1%	35.8%	39.2%	32.2%	36.1%	37.7%	35.1%	35.4%
Delivery Systems and Services										
Operating income	$ 15.9	$ 9.7	$ 11.9	$ 13.3	$ 50.8	$ 15.4	$ 14.7	$ 14.1	$ 4.9	$ 49.1
Add: Depreciation and amortization	0.5	0.5	0.5	0.6	2.1	1.8	2.1	2.2	2.2	8.3
Add: Equity affiliates' income	—	—	—	—	—	—	—	—	—	—
Segment Adjusted EBITDA	$ 16.4	$ 10.2	$ 12.4	$ 13.9	$ 52.9	$ 17.2	$ 16.8	$ 16.3	$ 7.1	$ 57.4
Segment Adjusted EBITDA margin[A]	28.9%	19.6%	25.2%	25.0%	24.8%	21.6%	21.0%	24.4%	17.9%	21.6%
Corporate										
Operating loss	$ (4.7)	$ (3.7)	$ (9.8)	$ (5.1)	$ (23.3)	$ (4.4)	$ (4.5)	$ (5.3)	$ (5.0)	$ (19.2)
Add: Depreciation and amortization	0.1	0.1	0.1	0.1	0.4	0.1	0.1	0.2	0.1	0.5
Add: Equity affiliates' income	—	—	—	—	—	—	—	—	—	—
Segment Adjusted EBITDA	$ (4.6)	$ (3.6)	$ (9.7)	$ (5.0)	$ (22.9)	$ (4.3)	$ (4.4)	$ (5.1)	$ (4.9)	$ (18.7)
Total Versum Adjusted EBITDA	$ 91.4	$ 77.2	$ 80.3	$ 78.0	$ 326.9	$ 69.4	$ 77.0	$ 85.3	$ 69.8	$ 301.5

(A) Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by sales.

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